                                 EXHIBIT 10.33

                              GUARANTY AGREEMENT

                                      BY

                              DAVID M. KRAXBERGER

                                   GUARANTY

     In consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to DAVID M. KRAXBERGER ("Guarantor"), the receipt and sufficiency whereof and hereby acknowledged by Guarantor, and for the purpose of seeking to induce and as an inducement for the execution and delivery by WELLS DEVELOPMENT CORPORATION, a Georgia corporation ("Owner"), of that certain Development Agreement (the "Agreement") with ADEVCO CORPORATION, a Georgia corporation ("Manager"), of even date herewith, Guarantor does hereby guarantee to Owner the full and prompt payment of all sums and amounts payable by Manager under the Agreement, and hereby further guarantees the full and timely performance and observance of all the covenants, terms, conditions and agreements therein provided to be performed and observed by Manager; and Guarantor hereby covenants and agrees to and with Owner that if default shall at any time be made by Manager in the payment of any sums or amounts payable by Manager under the Agreement, or if Manager should default in the performance and observance of any of the terms, covenants and conditions contained in the Agreement, Guarantor shall and will forthwith pay such sums and amounts, and shall and will forthwith faithfully perform and fulfill all of such terms, covenants and conditions and will forthwith pay to Owner all damages that may arise in consequence of any default by Manager under the Agreement, including, without limitation, all reasonable attorneys' fees and disbursements incurred by Owner or caused by any such default or the enforcement of this Guaranty.

     This Guaranty is an unconditional guaranty of payment (and not of collection) and of performance. The liability of Guarantor is coextensive with that of Manager and also joint and several and this Guaranty shall be enforceable against Guarantor without the necessity of any suit or proceeding on Owner's part of any kind or nature whatsoever against Manager and without the necessity of any notice of non-payment, non-performance or non-observance or of any notice of acceptance of this Guaranty or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives. Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of (a) the assertion or the failure to assert by Owner against Manager of any of the rights or remedies reserved by Owner pursuant to the terms, covenants and conditions of the Agreement, or (b) any non-liability of Manager under the Agreement due to insolvency, discharge in bankruptcy or any other defense of a similar nature.

     This Guaranty shall be a continuing guaranty, and the liability of Guarantor hereunder shall in no way be affected, released or diminished by reason of (a) any assignment, renewal, modification, amendment or extension of the Agreement, or (b) any modification or waiver of or change in any of the terms, covenants and conditions of the Agreement by Owner and Manager, or (c) any extension of time that may be granted by Owner to Manager, or (d) any consent, release, indulgence or other action, inaction or omission under or in respect of the Agreement, or (e) any dealings or transactions or matter or thing occurring between Owner and Manager, or (f) any bankruptcy, insolvency, reorganization, liquidation, arrangement, assignment for the benefit of creditors, receivership, trusteeship or similar proceeding affecting Manager, whether or not notice thereof or of any thereof is given to Guarantor.

     Should Owner be obligated by any bankruptcy or other law to repay to Manager or to Guarantor or to any trustee, receiver or other representative of either of them, any amounts previously paid, this Guaranty shall be reinstated in the amount of such repayments. Owner shall not be required to litigate or otherwise dispute its obligations to make such repayments if it in good faith believes that such obligation exists.

     No delay on the part of Owner in exercising any right, power or privilege under this Guaranty or failure to exercise the same shall operate as a waiver of or otherwise affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     No waiver or modification of any provision of this Guaranty nor any termination of this Guaranty shall be effective unless in writing, signed by Owner; nor shall any such waiver be applicable except in the specific instance for which given.

     All of Owner's rights and remedies under the Agreement and under this Guaranty, now or hereafter existing at law or in equity or by statute or otherwise, are intended to be distinct, separate and cumulative and no exercise or partial exercise of any such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

     Guarantor agrees that whenever at any time or from time to time Guarantor shall make any payment to Owner or perform or fulfill any term, covenant or condition hereunder on account of the liability of Guarantor hereunder, Guarantor will notify Owner in writing that such payment or performance, as the case may be, is for such purpose. No such payment or performance by Guarantor pursuant to any provision hereof shall entitle Guarantor by subrogation or otherwise to the rights of Owner to any payment by Manager or out of the property of Manager, except after payment of all sums or fulfillment of all covenants, terms, conditions or agreements to be paid or performed by Manager.

     Without regard to principles of conflicts of laws, the validity, interpretation, performance and enforcement of this Guaranty shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     IN WITNESS WHEREOF, the undersigned has duly executed this Guaranty this 15/th/ day of September, 1998.


                                   GUARANTOR:

                                   /s/ David M. Kraxberger (SEAL)
                                   ------------------------
                                   DAVID M. KRAXBERGER


                                   Residence Address:

                                   ________________________

                                   ________________________

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                                   Social Security Number:
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